Exhibit 10.1

June 16, 2017

Williams Financial Group
CityPlace Tower
2711 N. Haskell Avenue, Suite 2900
Dallas, TX 75204

Re: Termination of Asset Purchase Agreement

Gentlemen:

Reference is made to that certain Asset Purchase Agreement dated as of March 10, 2017 (the “Agreement”) by and among National Holdings Corporation (“National”) and The Williams Financial Group, Inc., WFG Investments, Inc., WFG Advisors, LP, WFG Strategic Alliance, Inc., Advisory Marketing Services, LLC and WM Management Services, Inc. (collectively, “Williams” or the “Company”). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

By and upon execution of this letter agreement, the parties hereto agree that the Agreement is and shall be terminated pursuant to Section 9.13(a) thereof and of no further force and effect. The parties hereby mutually release each other and each of their successors and assigns from and against (i) any and all costs, damages, actions, proceedings, demands or claims whatsoever that either of them now has or may hereafter have against the other party hereto, by reason of or in connection with the Agreement and (ii) any covenants or obligations which by their terms expressly survive termination of the Agreement. Notwithstanding the foregoing, the parties’ rights and obligations under Sections 7(c) through 7(f) shall remain in full force and effect.

Sincerely,

National Holdings Corporation

By: /s/ Glenn Worman

Name:  Glenn Worman

Title:    Chief Operation Officer, & Chief Financial Officer

Acknowledged and agreed to by:

The Williams Financial Group, Inc.

By: /s/  David Williams

Name:   David Williams

Title:     President

June 16, 2017

WFG Investments, Inc.

By: /s/ David Williams

Name:  David Williams

Title:    President

WFG Advisors, LP

By: /s/ David Williams

Name:  David Williams

Title:    President

WFG Strategic Alliance, Inc.

By: /s/ David Williams

Name:  David Williams

Title:    President

Advisory Marketing Services, LLC

By: /s/ David Williams

Name:  David Williams

Title:    President

WFG Management Services, Inc.

By: /s/ David Williams

Name:  David Williams

Title:    President